Exhibit 10.2
AMENDMENT TO STOCKHOLDERS AGREEMENT
     This AMENDMENT TO STOCKHOLDERS AGREEMENT, dated as of June 26, 2009 (this “Amendment”), is by and among CHIESI FARMACEUTICI SPA, a corporation organized under the laws of Italy, CRAIG A. COLLARD, CORNERSTONE BIOPHARMA HOLDINGS, LTD., a limited liability company organized under the laws of Anguilla, CAROLINA PHARMACEUTICALS LTD., a limited liability company organized under the laws of Bermuda, LUTZ FAMILY LIMITED PARTNERSHIP, North Carolina limited partnership, STEVEN M. LUTZ and CORNERSTONE THERAPEUTICS INC., a Delaware corporation (the “Company”).
RECITALS
     WHEREAS, the parties entered into a Stockholders Agreement, dated as of May 6, 2009 (the “Stockholders Agreement”); and
     WHEREAS, the parties desire to amend the Stockholders Agreement in certain respects.
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Annex A to the Stockholders Agreement is hereby deleted in its entirety and replaced with the Annex A attached hereto.
     2. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CORNERSTONE THERAPEUTICS INC.
By:	/s/ David Price
	Name:	David Price
	Title:	Chief Financial Officer

CHIESI FARMACEUTICI SPA
By:	/s/ Alberto Chiesi
	Name:	Alberto Chiesi
	Title:	President

[Signature Page to Amendment to Stockholders Agreement]

/s/ Craig A. Collard
Craig A. Collard

CORNERSTONE BIOPHARMA HOLDINGS, LTD.
By:	/s/ Craig A. Collard
	Name:	Craig A. Collard
	Title:	CEO

CAROLINA PHARMACEUTICALS LTD.
By:	/s/ Craig A. Collard
	Name:	Craig A. Collard
	Title:	CEO

[Signature Page to Amendment to Stockholders Agreement]

/s/ Steven M. Lutz
Steven M. Lutz

LUTZ FAMILY LIMITED PARTNERSHIP
By:	STEVEN M. LUTZ, its general partner

/s/ Steven M. Lutz
Steven M. Lutz

[Signature Page to Amendment to Stockholders Agreement]

ANNEX A
COVERED SHARES

Number of Covered
Stockholder	Shares
Craig A. Collard	228,559
Cornerstone Biopharma Holdings, Ltd.	1,561,780
Carolina Pharmaceuticals Ltd.	947,207
Lutz Family Limited Partnership	261,878
Steven M. Lutz	195,227